SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report
Dated March 24, 2004

of

AGCO CORPORATION

A Delaware Corporation
IRS Employer Identification No. 58-1960019
SEC File Number 1-12930

4205 River Green Parkway
Duluth, Georgia 30096
(770) 813-9200

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
SIGNATURES
Exhibit Index
EX-99.1 AUDITED FINANCIAL STATEMENTS OF VALTRA
EX-99.2 MANAGEMENT'S DISCUSSION AND ANALYSIS
EX-99.3 UNAUDITED PRO FORMA COMBINED FINANCIAL
EX-99.4 CONSENT OF KPMG WIDERI OY AB

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (a) Financial Statements of Business Acquired

     The following audited financial statements of Valtra are filed herewith as Exhibit 99.1 to this Current Report on Form 8-K:

(i)	Report of Independent Accountants

(ii)	Combined Statements of Operations for the year ended December 31, 2001, the periods from January 1, 2002 to June 30, 2002 (Predecessor) and from July 1, 2002 to December 31, 2002 (Successor) and the year ended December 31, 2003

(iii)	Combined Balance Sheets as of December 31, 2003 and 2002 and June 30, 2002

(iv)	Combined Statements of Cash Flows for the year ended December 31, 2001, the periods from January 1, 2002 to June 30, 2002 (Predecessor) and from July 1, 2002 to December 31, 2002 (Successor) and the year ended December 31, 2003

(v)	Notes to Combined Financial Statements

     (b) Pro Forma Financial Information

     The following pro forma financial information is filed herewith as Exhibit 99.3 to this Current Report on Form 8-K:

(i)	Unaudited Pro Forma Combined Statement of Operations for the year ended December 31, 2003, together with notes thereto.

(ii)	Unaudited Pro Forma Combined Balance Sheet as of December 31, 2003, together with notes thereto.

     (c) Exhibits

99.1	Audited Financial Statements of Valtra as of December 31, 2003 and 2002 and June 30, 2002 and for the year ended December 31, 2001, the periods from January 1, 2002 to June 30, 2002 (Predecessor) and from July 1, 2002 to December 31, 2002 (Successor) and the year ended December 31, 2003 and Report of Independent Accountants thereon.

99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations of the Valtra Group

99.3	Unaudited Pro Forma Combined Financial Information of AGCO Corporation and its subsidiaries.

99.4	Consent of KPMG WIDERI OY AB

SIGNATURES

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGCO Corporation
By:	/s/ Andrew H. Beck

Andrew H. Beck
Senior Vice President and Chief Financial Officer

Dated: March 24, 2004

Exhibit Index

Exhibit No.	Description
99.1	Audited Financial Statements of Valtra as of December 31, 2003 and 2002 and June 30, 2002, and for the year ended December 31, 2001, the periods from January 1, 2002 to June 30, 2002 (Predecessor) and from July 1, 2002 to December 31, 2002 (Successor) and the year ended December 31, 2003 and Report of Independent Accountants thereon

99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations of the Valtra Group

99.3	Unaudited Pro Forma Combined Financial Information of AGCO Corporation and its subsidiaries

99.4	Consent of KPMG WIDERI OY AB